Investor Day November 22, 2013 Alleghany Exhibit 99.1

Jack Sennott Welcome and Introductions 22 November 2013 Alleghany 2

Alleghany 3
Investor Day Agenda
Topic Presenters
10:00 AM Registration and
Refreshments
10:30 AM Welcome and Introductions Jack Sennott
Senior Vice President and Chief Financial Officer, Alleghany Corporation
10:35 AM Alleghany Overview Weston Hicks
President and Chief Executive Officer, Alleghany Corporation
11:05 AM Alleghany Insurance
Operations
Joe Brandon
Executive Vice President, Alleghany Corporation
11:35  PM TransRe Michael Sapnar
President and CEO, Transatlantic Holdings
12:05 PM Lunch
1:00 PM RSUI Group, Inc. Dave Leonard
Chairman and CEO, RSUI Group
1:30 PM Capitol Companies Stephen Sills
Chairman and CEO, Capitol Companies
2:00 PM Investments Panel Roger Gorham
Senior Vice President, Head of Fixed Income and Treasurer, Alleghany Corporation
Jack Liebau
President and CEO, Alleghany Capital Partners LLC
David Van Geyzel
President and CEO, Alleghany Capital Corporation
Udi Toledano
Chairman, Alleghany Capital Corporation
2:30 PM Financial Review Jack Sennott
Senior Vice President and CFO, Alleghany Corporation
3:00 PM Closing Remarks
4:00 PM Alleghany Corporation Rings the Closing Bell

Alleghany 4
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-
looking statements are not historical facts but instead represent only
Alleghany’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside Alleghany’s control.  Except for
Alleghany’s ongoing obligation to disclose material information as required by federal securities laws, Alleghany is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions, or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.  Factors that could cause Alleghany’s actual results and experience to differ, possibly materially, from those expressed in the forward-looking statements include the factors set forth in Alleghany’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q
filed with the United States Securities and Exchange Commission.

Weston Hicks Alleghany Overview 22 November 2013 Alleghany

Alleghany 6
Alleghany Today
Alleghany Overview
Insurance Reinsurance
Capitol
Companies
(“Capitol”)
Pacific
Compensation
(“PacificComp”)
RSUI TransRe
Statutory Surplus
of $4.4 billion (2)
2012 Gross
Premiums Written
of $3.6 billion (3)
Top 10 global
reinsurer (4)
Statutory Surplus of
$1.5 billion (2)
2012 Gross
Premiums Written
of $1.1 billion
11   largest U.S.
excess and surplus
lines insurer (5)
Statutory Surplus
of $217 million (2)
2012 Gross
Premiums Written
of $158 million
Focus on small
niche specialty
commercial lines
Statutory Surplus
of $99 million (2)
2012 Gross
Premiums Written
of $19.4 million
Specializes in
California
workers’
compensation
insurance
Investments
Alleghany
Capital
Corporation
Alleghany
Capital
Partners
$2.0 billion equity
portfolio (2)
Investments in:
~85 years as a public company (NYSE: Y)
$6.7 billion in book value
$6.6 billion equity market capitalization
$19.2 billion in total cash & investments
Baa2 senior debt rating from Moody’s
BBB senior debt rating from Standard & Poor’s
bbb+ senior debt rating from A.M. Best
(1)
Notes: Financial data as of September 30, 2013 unless otherwise specified; Market data as of November 21, 2013
(1) Moody’s = Long Term Rating; Standard & Poor’s = LT Local issuer Credit; and A.M. Best = Long Term Issuer Credit
(2) As of September 30, 2013
(3) Pro forma from January 1, 2012
Fixed Income
(4) Standard & Poor’s RatingsDirect, 2013
(5) A.M. Best’s U.S. Surplus Lines – Segment Review, September 2013
th
–
Kentucky Trailer
–
Bourn & Koch
–
Stranded Oil
–
ORX Exploration

Alleghany 7
A History of Successful Strategic Investing
1929 1949 1954 1968 1974 1984 1999 2007 2013…
Nickel Plate, Chesapeake & Ohio,
Erie and Pere Marquette Railroads
(merged into Penn Central in 1968)
New York Central
Railroad (merged
into Penn Central
in 1968)
Investors Diversified Services (“IDS”) (sold to
American Express in 1984)
MSL Industries
Jones Motor
Company
Alleghany Asset
Management (sold to ABN
Amro in 2001)
Chicago Title (spun off
in 1998/1999)
Shelby
Insurance
(sold in
1991)
Underwriters
Reinsurance
Company (sold
to Swiss Re in
2000)
Capitol
RSUI
World Minerals (sold in 2005)
Darwin (IPO
in 2006 and
sold in
2008)
PacificComp
TransRe
Alleghany Overview
Legacy Alleghany Investment
Current Alleghany Investment

Alleghany 8
A Consistent Approach to Book Value Growth
“We shun investment fads and fashions in favor of investing in basic financial and industrial enterprises that offer long-term value to the investor.”
— John
Burns,
CEO 1992 - 2004
“Our objective is to create stockholder value through the ownership and management of a small group of operating subsidiaries and investments.”
— Weston
Hicks,
CEO 2004 - Present
“Alleghany’s operating units conduct their business on a quasi-autonomous basis while the parent company sets goals, provides incentives, and monitors performance through a small but select parent company staff.”
— F. M.
Kirby,
CEO 1967 - 1992
Alleghany Overview

Alleghany 9
Experienced Management Team
Name Title
Years
Industry
Experience
Years
Alleghany
Experience
Holding Company
Weston Hicks President & Chief Executive Officer 29 11
Joseph Brandon Executive Vice President 27 2
Jack Sennott SVP – Chief Financial Officer 27 6
Christopher Dalrymple SVP – General Counsel 17 11
Roger Gorham SVP – Head of Fixed Income and Treasurer 29 9
Jerry Borrelli VP – Principal Accounting Officer 26 7
Investment Subsidiaries
David Van Geyzel President & Chief Executive Officer, Alleghany Capital Corporation 14 6
Udi Toledano Chairman, Alleghany Capital Corporation 38 4
Jack Liebau President & Chief Executive Officer, Alleghany Capital Partners 29 1
Operating Companies
Michael Sapnar President & Chief Executive Officer, TransRe 25 2
Dave Leonard Chairman & Chief Executive Officer, RSUI 34 10
Stephen Sills Chairman & Chief Executive Officer, Capitol Companies 35 6
Janet Frank Chairman / President & Chief Executive Officer, PacificComp 36 2
Mark See Chief Executive Officer, Stranded Oil Resources Corporation 26 2
Tim Helle President, Bourn & Koch 30 2
Gary Smith Chief Executive Officer, Kentucky Trailer 17 1
Alleghany Overview
Note: Includes experience prior to acquisition by Alleghany

1/1/2002
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
3Q'13

Alleghany 10
Attractive Long-Term Returns
(%)
Alleghany BVPS Alleghany Price S&P 500
2002 – 3Q’13 CAGR (%)
(1)
Alleghany
BVPS
8.0%
Alleghany
Price
8.4%
S&P
500
5.4%
+148%
+159%
+85%
Focus on Book
Value per Share
Growth
Long-term
Conservative
Orientation
Quasi-autonomous
Subsidiary
Operating Model
Source: SNL Financial, Company filings, CapIQ
(1)
Alleghany price and S&P500 CAGR calculated on a total return basis
Alleghany has a demonstrated track record of creating long-term stockholder value
Alleghany Overview
50
100
150
200
250
300

Strong Culture of Underwriting Discipline
Experienced underwriters with deep understanding of products and pricing of specialty business
Focus on underwriting profits, not premium production
- Compensation structured to reward underwriting profits
Alleghany has outperformed its specialty insurance peer group
Underwriting profitability and resulting book value growth are key performance metrics
Alleghany GAAP Combined Ratio vs. Peer Average
Alleghany Overview
Alleghany Average
(1)
Peer Group Average
(2),(3)
Alleghany Peer Group Average
(%)
(1) Includes all current (re)insurance operations (2003 – YTD 2013)
(2) Peer Group Average includes ACGL, AWH, AXS, MKL and WRB (2003 – 2011)
(3) Represents Peer Group Average for 2012 and YTD 2013; includes ACGL, AWH, AXS, MKL, WRB, PRE, PTP and RE
120.0
110.0
100.0
90.0
80.0
70.0
60.0
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q3 '13
87.0
83.5
88.8
90.2
114.3
96.8
83.0
71.3
72.5
82.8
92.4
90.3
86.2
84.7
89.0
83.0
93.4
103.3
94.1
89.9
93.6
87.0
Alleghany 11
87.9%
90.2%

Alleghany 12
Leading Specialty Franchises
Reinsurance Insurance
TransRe – top 10 global
reinsurer
(1)
Best-in-class D&O, E&O and
medical malpractice reinsurer
Significant property catastrophe
reinsurer
Premier excess & surplus lines
insurer
RSUI – 11
th
largest U.S. excess
and surplus lines insurer
(2)
Capitol– small niche specialty
commercial insurer
Assets: $16.6 billion
(3)
2012 Gross Premiums Written:
$3.6 billion
(4)
Financial Strength Rating of “A+”
by S&P and “A” by A.M. Best
Assets: $6.0 billion
(3)
2012 Gross Premiums Written:
$1.3 billion
Financial Strength Rating of “A”
by A.M. Best
(5)
Leader in specialty reinsurance
Global footprint
Strong underwriting culture
Leader in specialty insurance
Strong underwriting culture
Business
Size and Ratings
Complementary
Strengths
(1) Standard & Poor’s RatingsDirect, 2013
(2) A.M. Best’s U.S. Surplus Lines – Segment Review, September 2013
(3) At 9/30/2013
(4) Pro forma from 1/1/12
(5) For RSUI and Capitol
Alleghany Overview

Ares Allocation 6%
Cash 2%
Deflation Protected Strips 2%
Equities 11%
Investment Grade Fixed Income 79%

Alleghany 13
How We Think about Investment Risk
Alleghany Overview
Investments are a significant part of our earnings power
Total Cash & Investments
Total Equity
=
$19.2 billion
$6.7 billion
= 2.87x investment leverage
Central banks are trying to keep the
economy
“in
the
fairway”
but there is no
guarantee this will be successful
We have structured our portfolio to withstand
any of these macroeconomic tailwinds
(1)
(1)
Pro forma assuming Ares and deflation-protected strips allocation are fully-deployed
The economy remains vulnerable to
deflationary shocks or recessionary trends
due to:
Falling money demand
Demographics
Weak employment data
Potential trade wars

Alleghany 14
Key Alleghany Takeaways
Alleghany Overview
TransRe and RSUI are “true franchises”
Proprietary investment capability
Non-financial businesses likely to be a larger contributor in the future
Holding company maintains significant optionality through excess liquidity and avoidance of excessive leverage
Goal is to compound book value per share at 7-10% per year with below average risk

Alleghany 15 Questions? Alleghany Overview

Joe Brandon Insurance Operations 22 November 2013 Alleghany 16

Alleghany 17
Alleghany’s (Re)insurance Operations – Consolidated View
Insurance Operations
Gross Premiums Written:
–
2012 $4.9 billion
–
2013 YTD
(1)
$3.8 billion
Investments and Cash $18.3 billion
Net Loss and LAE Reserves $10.7 billion
Stockholders’ Equity $6.4 billion
(1)
YTD as of September 30, 2013

TransRe

RSUI

CAPITOL
INSURANCE COMPANIES

PacificComp℠
PACIFIC COMPENSATION CORPORATION

Alleghany 18
Alleghany’s (Re)insurance Operations – By Company
Insurance Operations
Gross Premiums Written:
2012 (1) $3.6 billion
2013 YTD (2) $2.6 billion
Cash & Investments (2) $14.4 billion
GAAP Equity (2) $4.4 billion
Michael Sapnar Dave Leonard
Stephen Sills
Jan Frank
(1)
Full year 2012
(2)
As of September 30, 2013
Gross Premiums Written:
2012 $1.1 billion
2013 YTD (2) $962 million
Cash & Investments (2) $3.1 billion
GAAP Equity (2) $1.6 billion
Gross Premiums Written:
2012 $19 million
2013 YTD (2) $30 million
Cash & Investments (2) $229 million
GAAP Equity (2) $109 million
Gross Premiums Written:
2012 $158 million
2013 YTD (2) $135 million
Cash & Investments (2) $507 million
GAAP Equity (2) $305 million

Alleghany 19 What Does Quasi-Autonomous Mean? Insurance Operations Alleghany Corporate Governance & Risk Management Investment Management Management Compensation Strategy / Capital Allocation

Alleghany 20
Investment Management
Insurance Operations
Macroeconomic views and long-term expected performance relative to risk drive our investment allocations
Investments managed at the holding company level through a combination of in-house and third-party resources
Risk asset allocations and liquidity requirements by subsidiary are determined in conjunction with each operating company

Alleghany 21
Management Compensation
Insurance Operations
Substantial part of senior management compensation is tied to their respective operation’s underwriting profits and growth in book value
No incentive to grow premium by underpricing risk
Incented to think and act like long-term owners of their companies
Annual incentive compensation based on underwriting results
Long-term awards tied to growth in book value
–
Management shares in both profits and losses
–
Serves as retention vehicle
Incentive Compensation Directly Tied to Profitability

Alleghany 22
Corporate Governance and Risk Management
Insurance Operations
Alleghany senior management team sits on operating company boards
Risk assessment and management coordinated at holding company
Catastrophe exposures across entities modeled on a consolidated basis
Quarterly subsidiary board meetings include operational reviews by line of business
Price monitoring performed at operating company level and reviewed corporately
Regular actuarial loss reserve reviews (both internal and external)
Reinsurance security committee reviews reinsurer credit risk and sets tolerances on a consolidated basis
Internal audit function in place at each major subsidiary and holding company

Alleghany 23
Strong Catastrophe Risk Management
Insurance Operations
Catastrophe risk principally managed at TransRe and RSUI levels
Fixed caps established as a percentage of TransRe's and RSUI's respective surplus
Combined catastrophe risk modeled and monitored at parent level
Modeled combined catastrophe losses are managed to as a percentage of consolidated equity
Regularly reviewed with Alleghany board
1-in-250 Year PML / Equity 1-in-100 Year PML / Equity
PML/Equity
16
12
8
4
0
7
7
11
10
6
10
5
8
Florida - Wind California - Earthquake Northeast U.S. - Wind Gulf Coast - Wind

Alleghany 24
Historical Underwriting Results
Insurance Operations
Year Amount
(1)
2002 (20)
2003 67
2004 74
2005 (115)
2006 259
2007 297
2008 143
2009 129
2010 131
2011 50
2012 220
2013 YTD
(2)
322
Total $1,557
(1)
Includes Darwin Professional Underwriters, Inc.’s underwriting results from 2003 through 2008
(2)
YTD through September 30, 2013
($ in millions)
Annual average underwriting
profit of $137 million
Significant negative “cost of
float” over time

Alleghany 25
Key Takeaways
Insurance Operations
+  Operating company management is empowered
•
Set operating strategy
•
Run its business
+  Alleghany management provides assistance when needed but focuses on capital allocation and investment management
+  Risk management is everyone’s job
•
Operating companies focus on their enterprises
•
Alleghany focuses on aggregations across the entities
+  Compensation aligns management and owners
=  Builds franchise value and creates outperformance over long-term

Alleghany 26 Questions? Insurance Operations

Michael Sapnar TransRe 22 November 2013 Alleghany 27

Alleghany 28
A Leading Reinsurance Franchise
CULTURE
Stable
Focused
Resilient
Profitable
DIVERSITY
Products
Territories
Distribution
Clients
People
LEADERSHIP
Treaties
Industry Issues
Longevity
Information
FLEXIBILITY
Balance Sheet
Infrastructure
Business Model
Capital Management
INITIATIVES
Fairco/Calpe/Capitol
Managed Capital
TReIMCo
Public to Private
TransRe

Alleghany 29
Leadership Provides a Tangible Advantage
Years
(1) 2012 Assumed Premiums, excluding AIG
(2) Estimated current underwriting year treaty premium
57%
60%
54%
55%
56%
163 underwriters worldwide
–
107 at officer level
–
Average tenure of 11.4 years
Experience drives advantages
–
Calibrates in-house economic capital & pricing models
–
Reduces reliance on generic industry data
–
Increases ability to construct bespoke deals – 10% of
premium from private placement
Led
Co-led
TransRe
% Signed vs. Authorized by Class Leadership Profile
11%
12%
8%
9%
60%
0%
25%
50%
75%
<5 6 - 10 11 - 15 16 - 20 >20
48%
52%
48% 48%
46%
9%
8%
6%
7%
10%
0%
25%
50%
75%
2008 2009 2010 2011 2012
0%
25%
50%
75%
100%
Guaranty Marine &
Aviation
Catastrophe Specialty
Casualty
Traditional
Casualty
2010 2011 2012 2013
(1)
% of Premium by Length of Relationship
% of Premium Led and Co-Led
(2)

Alleghany 30
Leadership from a Stable and Experienced Senior Team
Management Team
Michael Sapnar
President & CEO
18 YEARS OF SERVICE
TransRe
Ken Brandt
North America
7 YEARS OF SERVICE
Javier Vijil
Latin America &
Caribbean
20 YEARS OF SERVICE
Paul Bonny
Europe & Asia Pacific
31 YEARS OF SERVICE
Beth Levene
Claims
15 YEARS OF SERVICE
Ken Apfel
Actuarial
9 YEARS OF SERVICE
Julian Spence
Risk
12 YEARS OF SERVICE
Steve Skalicky
Finance
18 YEARS OF SERVICE
Gary Schwartz
Legal
23 YEARS OF SERVICE
Donna Byron
HR
10 YEARS OF SERVICE
George DiMartino
IT
18 YEARS OF SERVICE
Bob Baldrey
Global Property Cat
32 YEARS OF SERVICE
Tom Cholnoky
Strategy &
Communications
4 YEARS OF SERVICE

Alleghany 31
Leadership Builds Strong Customer Relationships
Factor
North
America
Latin
America
Europe
Strong Underwriting Capabilities 7.89 7.82 6.96
Financial Value 7.78 7.93 6.85
Financial Security 8.05 8.04 7.02
Strong Client Orientation 7.79 7.52 6.70
Valuable Expertise & Market Knowledge
7.75 8.07 6.92
Timely Service 7.87 7.68 7.08
Helps Your Company Improve Profitability 7.27 7.14 Not Rated
Strong Claims Handling Ability 7.74 7.81 7.00
Reasonable Approach to Contracts 7.48 7.64 Not Rated
Note: Reproduced with the permission of Flaspöhler Research Group, Inc.
Problematic Average Good
Excellent
< 6 >6 and < 7 Top Quartile or >7 Top Quartile and > 7
TransRe
Our ability to execute on our strategic objectives relies upon the strength of our customer relationships.
The independent Flaspöhler Research Group, Inc.’s annual satisfaction surveys in North America,
Latin America and Europe measures how reinsurers are perceived

Alleghany 32
Diversity of Reach, Capability and Perspective
Note: Based on YTD September 2013 Net Written Premiums of $2.5 billion
Product Mix Geographic Mix
TransRe
E&O / D&O
19%
All Other
Property
18%
Property
Catastrophe
12%
General
Liability
11%
Auto / Motor
8%
A&H
7%
Guaranty
6%
Marine &
Energy
6%
Medical
Malpractice
5%
Engineering
3%
Other
Casualty
3%
Aviation
2%
United
States
53%
London
20%
Zurich
8%
Latin 3%
American
Division
6%
Munich
Hong
Kong
3%
Toronto
2%
Tokyo
2%
Paris
2%
Sydney
1%

Alleghany 33
Diversity of Source
2002
2012
Distribution Customer Mix
2002
2012
TransRe
Other Direct
14%
AON
13%
AIG
13%
Other
Broker
48%
Guy Carp
12%
Guy Carp
20%
Other Direct
19%
Other
Broker
35%
AON
26%
All Others
32%
AIG
13%
Next 49
55%
All Others
35%
Next 49
61%
Largest
Client
4%

50
40
30
20
10
0
Catastrophe CR Points
19.4
16.3
4.5
2.1
2.6
-
21.4
15.2
5.4
44.8
38.3
22.4
16.0
11.0
7.2
2008
2009
2010
2011
2012
AM Best A
AM Best A+
Trans Re

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
TransRe Share Of Market Loss
0.6%
0.9%
1.1%
0.5%
0.8%
1.7%
0.4%
1.6%
0.8%
1.2%
1.3%
2.2%
1.1%
0.8%
0.0%
0.3%
1.8%
0.9%
Hurricane Charley
Hurricane Frances
Typhoon Songda
Hurricane Ivan
Hurricane Jeanne
2005 European Floods
Hurricane Katrina
Hurricane Rita
Hurricane Wilma
Hurricane Ike
Chile Earthquake
NZ Lyttleton Earthquake
Sendai Earthquake and Tsunami
Thailand Floods
Hurricane Irene
April/May US Tornados
Brisbane Queensland Floods
Hurricane Sandy

Alleghany 34 Diversity of Portfolio Minimizes Underwriting Volatility Historical Market Share Peer Group Cat Loss Points Market Share > Loss Share TransRe

Alleghany 35
Diversity Delivers Quality Earnings
(1) TransRe Adjusted ROE to exclude merger related expenses and break-up fee in 2011 and 2012
(2) Peer Group – ACE, ACGL AXS, RE, PRE, AWH, Alterra, AHL, ENH, PTP and XL
TransRe
-10%
-5%
0%
5%
10%
15%
20%
25%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
TransRe
Peer Group

Alleghany 36
Flexibility from Financial Strength
Profitable book
Improved combined ratio
New Opportunities –
products/lines/territories/business relationships
Prudent casualty reserving philosophies
Efficient business model
$4.7 billion of new and renewed business since
3/6/12
$757 million business cancelled (AIG, auto,
Medex)
$685 million new business (mortgage guaranty,
property cat, property pro rata)
Note: All 2012 figures are for full 12 months
(1) YTD through September 30, 2013
($ in millions) FY2012 YTD 2013 (1)
Gross premiums written $3,617 $2,643
Net premiums written $3,491 $2,499
Net premiums earned $3,585 $2,481
Net losses and loss expenses (2,561) (1,473)
Acquisition costs (599) (614)
General & administrative expenses (201) (146)
Underwriting income $223 $248
Consolidated GAAP Ratios
Loss and loss expense ratio 71.5% 59.4%
Acquisition cost ratio 16.7% 24.7%
General & administrative expense ratio 5.6% 5.9%
Combined ratio 93.8% 90.0%
Cash & Invested Assets $14.5 billion $14.4 billion
GAAP Equity $4.3 billion $4.4 billion
TransRe
Highlights Summary Financials

100%
75%
50%
25%
0%
Peers
TransRe
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

100%
75%
50%
25%
0%
Peers
TransRe
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Alleghany 37
Flexibility from Strength of Reserve Profile
Source: Annual Statements, Schedule P
Note: Medmal (claims made) other liabilities (losses occurring and claims made) and Reinsurance B; Peers includes ACGL, AXS, ENH, PRE, XL, AWH, ENH and Odyssey Re Holdings;
Excludes 2008 AY for RE
TransRe
IBNR as % of Earned Premium IBNR as % of AY Incurred Losses

2003
2002
2005
2004
2006
2007
2012
2008
2011
2001 &
Prior
2009
2010

Favorable Development
$263
$413
$314
$380
$135
$93
$202
$155
$47
$90
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

13%
12%
11%
10%
11%
13%
TransRe
Peer Group

Flexibility from Strength of Reserve Profile (cont.)
As % Of Original Reserves Favorable/(Unfavorable)
(In millions)
By Accident Year – As of 12/31/2012
TransRe
As of 9/30/2013
Total: $9.34 billion
Alleghany 38
2003-2011 AY Development
(1)
Reserve Development (AY)
Reserve Breakdown
Source: Company 10-K disclosure
(1) Peer Group: ACE, AWH, Alterra, ACGL, AHL, AXS, ENH, RE, PRE, PTP, and XL

Capital Markets
Increased Supply
Short Tail High Volatility/Margin Business
Broking Margins
Increased Acquisition Costs
Operating Expenses
Traditional Reinsurance
Broker Analytics
Decreased Information Leverage
Information Edge
High Volume, Low Volatility Business
Decreased Demand
Insurer Retentions

[redacted]

Alleghany 39
A Dynamic Competitive Environment
Hedge Fund Reinsurers
Implications
Growth will continue to be challenging
See it all, sign what you want
New initiatives are paramount
Patience and preparedness will be rewarded
TransRe

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= [redacted]

Alleghany 40
Engage
Focus on
Efficiency
Focus on
Insights
Penetrate/
Alternate
Initiatives to Address the Challenges
Increased
Supply
Increased
Acquisition
Costs
Decreased
Information
Leverage
Decreased
Demand
Data analytics
Additional value propositions
(Underwriting
& Claims Audits – benchmarking)
Local network
Global Customer Program (larger lines, non-concurrent, private, direct)
Global Product Teams (property, aviation, marine)
Select insurance opportunities (Calpe/Fairco/TreIMCo)
Mortgage indemnity, terrorism
Pillar
Pangaea
Retro
TransRe Capital Partners
Profitable
Growth
Without changing the culture of the company
TransRe
Hub & Spoke branch network (Europe & Asia)
Infrastructure supports contraction or expansion
Leverage of labor, invested assets to equity and balance sheet
Intra-Y  synergies (Capitol re-organization, modeling expenses)

Alleghany 41
Culture of Profitable Growth
$4B
3
2
1
0
New York
Toronto
London
Tokyo
Hong Kong
Miami
Paris
Zurich
Buenos Aires
Shanghai
Rio de Janeiro
Johannesburg
Warsaw
Sydney
Panama
Stockholm
Munich
Hamilton
Gibraltar
San Francisco
Singapore
Equity/Surplus
(1)
Global City Network
(1) Statutory surplus from 1978-1989, stockholders’ equity from 1990 onwards
(2) CAGR includes cumulative  dividends and share repurchases from March 31, 1990 to September 30, 2013
TransRe Alleghany 41
78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 9M13

Alleghany 42
Culture of Experience
January 1 Themes
Capacity is abundant
Retentions are up
Peak price pressure in peak cat zones
Clients are increasingly attentive to who they trade with
Underlying casualty prices continue to improve
‘Unexpectedly’ large losses continue to occur (German hail, Costa
Concordia, SK Hynix, Quebec train, Alberta floods)
TransRe

Alleghany 43 Truly a Franchise CULTURE DIVERSITY LEADERSHIP FLEXIBILITY INITIATIVES TransRe

Alleghany 44 Questions? TransRe

Dave Leonard RSUI 22 November 2013 Alleghany 45

U.S. Surplus Lines DPW
($ in Billions)
RSUI DWP
($ in Millions)

Alleghany 46
A Leading Specialty Insurer
Specialty Insurance
Focus on specialty lines of business where
underwriting expertise and experience are the
primary differentiators
Disciplined Underwriting
RSUI has demonstrated the ability to grow aggressively when market conditions are favorable and the willingness to write less business when conditions are not supportive of underwriting profit
Marketing through a focused distribution
channel is efficient and cost effective
Comparison of Direct Written Premium
RSUI
Wholesale Only
Source: AM Best Special Report, U.S. Surplus Lines – Segment Review, Thriving Through
Turmoil,
September 2013
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$-
$5
$10
$15
$20
$25
$30
$35
$40
$45
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Total Surplus Lines RSUI Group, Inc.

Alternative Structures (4%)
General Liability (4%)
Binding Authority (9%)
Professional Liability (9%)
D&O Liability (13%)
Umbrella/Excess (14%)
Property (47%)

Alleghany 47
A Diversified Specialty Product Mix
RSUI
GWP Trend
Demonstrated track record of portfolio management based upon pricing, loss experience and economic conditions
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
FY 2004 FY 2005 FY 2006 FY 2007 FY 2008 FY2009 FY 2010 FY2011 FY2012

Areas of Differentiation
Core Components of Success

Alleghany 48
THE RSUI VALUE CHAIN
Overview of the RSUI Value Chain
Severity
Focused
Risk Appetite
Cycle
Management
Property
Catastrophe
Exposure
Management
Employee Expertise and Experience
“Most important thing we do is hire people”
Service
“Respond with speed; positive interactions and relationships”
Management and Infrastructure
“Contrarian and reactive approach to market changes”
Information Technology
“Productive employees, effective communication, and reliable reporting”
Core Measurements of Success
Wholesale
Distribution
Reinsurance
Usage
Risk Mitigation Strategies
Underwriting
Profits
What Makes RSUI Special
RSUI

Alleghany 49
Stable, Experienced Senior Team
Dave Leonard
Chairman and CEO
13 YEARS OF SERVICE
RSUI
Management Team
Greg Buonocore
President
14 YEARS OF SERVICE
Phillip McCrorie
Executive Vice President
10 YEARS OF SERVICE
Bill Kautter
SVP
Claims
11 YEARS OF SERVICE
David Norris
SVP
Property
18 YEARS OF SERVICE
Nancy Davis
SVP
Professional Liability
14 YEARS OF SERVICE
Clint Nokes
SVP
Binding Authority
5 YEARS OF SERVICE
Lee Sjostrom
SVP
Chief Financial Officer
9 YEARS OF SERVICE
Kathy Aberson
SVP
Administration
11 YEARS OF SERVICE
Phil Coletti
SVP
Casualty
24 YEARS OF SERVICE
Michelle Eason
SVP
D&O
23 YEARS OF SERVICE
Kelly Walls
SVP
Information Technology
22 YEARS OF SERVICE
Average Industry Experience (years)
Binding
Authority
D&O
Liability
General
Liability
Professional
Liability Property
Umbrella/
Excess
Underwriting 15 15 25 19 23 27
Claims 27 14 26 17 27 32

Alleghany 50
Property
RSUI
There is widespread discussion about an over-capitalized market, the impact that alternative markets are having on reinsurance costs, and the effect of RMS v13.0
Property Market Conditions and Outlook
Renewal
Rate Change
YTD 3Q 2013 $452.8m 5.8% 1.4% 5,133 8.9% 34,540 2.7%
2012 $527.8m 15.5% 5.2% 6,065 10.7% 44,543 15.3%
Premium Policy Count New Submissions
Property Coverage
Ground up, primary and excess commercial property business with
$100 million in risk capacity (4 walls)
Preference for business that can be “underwritten from the desk” like institutional, public entity, real estate, habitational, hospitality, and natural catastrophe risks

Alleghany 51
Umbrella / Excess
RSUI
Underwriters are seeing opportunities at attachment points and rate levels they are comfortable with
Umbrella / Excess Market Conditions and Outlook
Renewal
Rate Change
YTD 3Q 2013 $134.5m 16.3% 7.4% 4,781 10.7% 24,277 6.9%
2012 $160.7m 8.1% 4.1% 5,884 1.6% 30,179 6.1%
Premium Policy Count New Submissions
Specialty book with up to $30 million in limits per risk
Common markets are contractors, manufacturers, wholesalers,
distributors and certain public entities
Umbrella / Excess Coverage

Alleghany 52
D&O Liability Coverage
D&O Liability
RSUI
Renewal retention continues to be very strong and is ahead of the prior year for all sectors of the business. Similarly, we have seen renewal rate increases in all sectors, especially in the private company market
D&O Liability Market Conditions and Outlook
Renewal
Rate Change
YTD 3Q 2013 $119.5m 17.8% 5.5% 4,517 12.3% 15,713 19.3%
2012 $145.6m 11.5% 4.6% 5,473 9.8% 18,042 31.2%
Premium Policy Count New Submissions
Both primary and excess risks with capacity up to $20 million
The risks include public, non-profit, and private organizations.
Policies typically include Employment Practices Liability

Alleghany 53
Professional Liability
RSUI
Premium growth has come from “micro hard markets” in Lawyers, Real
Estate Agents, and CyberTech
Both primary and excess risks with capacity up to $10 million
Risks are predominantly written claims made
Common classes include Miscellaneous Medical, Miscellaneous,
Architects and Engineers, Lawyers, Insurance Agents and Brokers, Real
Estate Agent and Brokers, Environmental, CyberTech, Physicians,
Surgeons & Dentists, and Media
Professional Liability Coverage
Renewal
Rate Change
YTD 3Q 2013 $91.8m 16.8% 3.9% 6,403 15.1% 30,454 7.7%
2012 $103.1m 12.7% 3.4% 7,312 11.9% 36,948 19.9%
Premium Policy Count
New Submissions
Professional Liability Market Conditions and Outlook

Alleghany 54
Binding Authority
RSUI
Business opportunities are flowing to Binding Authority as many carriers reevaluate their books of business, or face difficult financial challenges
RSUI strives to be the company that the market looks to as a consistent leader in both service and technology
Binding Authority Market Conditions and Outlook
Renewal Rate
Change - GL
Renewal Rate
Change - Property
YTD 3Q 2013 $98.1m 32.1% 1.3% 4.6% 44,231 28.9%
2012 $99.3m 13.8% 0.6% 4.0% 45,795 9.7%
Premium Policy Count
Binding Authority Coverage
Combined Property and Casualty contracts underwritten through 28 appointed Managing General Agents with limited statements of authority for core Specialty Insurance classes
Premium mix 47% property, 53% casualty

Alleghany 55
General Liability
RSUI
Maintain discipline and look for opportunities that are supportive of underwriting profit
General Liability Market Conditions and Outlook
Renewal
Rate Change
YTD 3Q 2013 $27.6m 0.7% 3.9% 959 3.1% 14,939 2.4%
2012 $42.8m 13.6% 0.4% 1,347 8.5% 19,355 2.9%
Premium
Policy Count New Submissions
General Liability Coverage
Mainly low frequency/high severity primary risks with limits of up to $2 million
Common markets are specialty contractors, manufacturers,
wholesalers, and distributors

Alleghany 56
Alternative Structures
RSUI
Assumed
Reinsurance
Solar Panel
Warranty
Crop
Reinsurance Other Total
YTD 3Q 2013 $26.3m $5.5m $2.9m $2.5m $37.2m
2012 $34.9m $6.8m $1.5m $0.0m $43.2m
Alternative Structures Market Conditions and Outlook
Alternative Structures Coverage
Unusual insurance risks that require specialized analysis and underwriting.  Available to our producers to consider risks that are truly unique
Also includes Assumed Property Reinsurance and Property
Retrocession

Alleghany 57
Challenges and Opportunities
RSUI
Challenges Opportunities
Imitators, newly aggressive competitors or
start-up operations entering the E&S space
Pricing sustainability (especially in Property)
More frequent and more severe weather
related catastrophic loss activity
Maintaining close distribution relationships
as major consolidations occur
RSUI is recognized as the premier Specialty
Insurance franchise with underwriting staff
that has expertise and authority to quickly
react to opportunities
Weakness and disruption in competitors
provide opportunities across our product
lines
Umbrella/Excess, D&O, and Professional
Liability are experiencing growth
opportunities within sub-segments of their
operations

Alleghany 58
Financial Snapshot
$1.2 billion net underwriting income
since 2003
Combined ratio of 81.9%
since 2003
Since becoming a subsidiary of
Alleghany in 2003,  Stockholder’s equity
has grown at a compound annual growth
rate of 11.53%
RSUI has produced an underwriting
profit in 9 out of the last 10 years
RSUI
Highlights Summary Financials
($ in millions)
FY
2011
FY
2012
YTD
Q3 2013
Gross premiums written $986 $1,123 $962
Net premiums written $628 $715 $631
Net premiums earned $594 $656 $560
Net losses and loss expenses (315) (466) (302)
Acquisition costs (75) (86) (76)
General & administrative expenses (96) (99) (79)
Underwriting income $108 $5 $103
GAAP Ratios
Loss and loss expense ratio 53.1% 71.1% 53.9%
Acquisition cost ratio 12.7% 13.1% 13.6%
General & administrative expense ratio 16.1% 15.0% 14.1%
Combined ratio 81.9% 99.2% 81.6%

Alleghany 59
Key Takeaways
RSUI
Leverage our 25 year track record as leading specialty insurer
Produce underwriting profits
Maintain our highly employee-centric culture
Remain singularly dedicated to the wholesale distribution channel
Continue to embed Risk Management within each line of
business/operation

Alleghany 60 Questions? RSUI

Stephen Sills Capitol 22 November 2013 Alleghany 61

Alleghany 62 Capitol Companies Capitol Committed to becoming the preeminent specialty insurance company for small and mid-sized businesses Product Distribution Technology

Alleghany 63
Capitol and PRMS Today
P&C includes admitted and surplus lines business
Surety includes commercial and contract bonds
Professional lines includes miscellaneous professional liability, healthcare professional, medical malpractice, and environmental professional
Distribute through general and independent agents
Capitol

Alleghany 64
Management Team
Stephen Sills
Chairman and CEO
36 YEARS OF EXPERIENCE
Management Team
Dan McGinnis
President
Professional Liability Division
19 YEARS OF EXPERIENCE
Rich Allen
President
Surety & Fidelity Operations
28 YEARS OF EXPERIENCE
Larry Seymour
Vice President
Actuarial & Chief Actuary
20 YEARS OF EXPERIENCE
Alan Ogilvie
Chief Operating Officer
22 YEARS OF EXPERIENCE
Troy Lethem
Vice President
Information Services & CIO
22 YEARS OF EXPERIENCE
John DiBiasi
Vice President
Distribution
36 YEARS OF EXPERIENCE
Paula Pearce
President
Director of Marketing
16 YEARS OF EXPERIENCE
John Rzepinski
Vice President
CFO & Treasurer
30 YEARS OF EXPERIENCE
Capitol

Alleghany 65
Product and Geographic Mix
Product Mix Geographic Mix
Note: YTD September 30, 2013
Capitol
Casualty
37%
Commercial
Surety
25%
Property
17%
BOP
7%
Contract
Surety
5%
Misc. Prof.
Lines
5%
Workers’
Comp.
3%
Comm. Auto
1%
A&H
0.3%
Midwest
31%
Southwest
26%
Southeast
19%
13%
Northwest
7%
Northeast
4%
Mid-Atlantic

Alleghany 66
Industry Mix
Industry
Note: YTD September 30, 2013
Capitol
Commercial Surety
25%
Contract Surety
5%
Misc. Prof. Lines
5%
Bars / Taverns
(P&C)
8%
Habit. Dwellings
(P&C)
8%
Restaurants (P&C)
7%
Bus. Services (P&C)
6%
Retail (P&C)
5%
Child Care (P&C)
5%
Construction (P&C)
4%
Amusement (P&C)
3%
Barber / Beauty
(P&C)
3%
Hotel / Motel (P&C)
3%
Detective/Security
(P&C)
All Other (P&C)
12%
1%

Alleghany 67
Opportunity to Drive Growth with a Compelling Offering in the Large and
Fragmented SME Market
The SME market is highly fragmented
Few large insurers have focused on the SME
market in the past
Larger insurers are starting to pursue SME
with a micro-targeting strategy, but are moving
slowly
Small insurers lack product breadth,
distribution breadth, and resources to take
more market share
A compelling offering would allow Capitol to
gain profitable share quickly and become a
market leader in its selected markets
(1) Conning Research Report 2011
($ in Billions)
SME Market Share
(1)
Capitol
$0
$10
$20
$30
$40
$50
$60
$70
$80
2011 Market Share
AIG (3%)
Hartford (4%)
State Farm (4%)
Travelers (4%)
Other Small
Insurers (38%)
(Capitol ~0.13%)
Other Medium
Insurers (23%)
Other Large
Insurers (23%)
Nationwide (4%)
$
78 Billion

AIG
CHUBB
TRAVELERS
THE HARTFORD
The Hanover Insurance Group
HISCOX
CAPITOL INSURANCE COMPANIES
FARMERS INSURANCE

Alleghany 68
Competitive Landscape of Business Model Options
Key competitors are evolving toward a buyer-centric approach and some are preparing to venture into the direct space
Small
Business
Buyers
Medium Sized
Business
Buyers
Large
Business
Buyers
Product Focus Business
Model
Buyer-Centric Business
Model
Direct to Buyer Business
Model
Limited products to serve
the spectrum of buyer
Lack of focus on targeted
buyers (Product first, buyer
second)
Manual underwriting
Limited Package offerings
Industry-targeted appetite
with full product suite
Automated
Packaged products
Industry-focused marketing
materials
Package and sell commercial
& consumer products
Marketing is targeted to buyers
Direct-to-buyer web portal and
sales channel
Policy and customer service
centers work directly with
buyers
Capitol

Alleghany 69
Challenges and Opportunities
Opportunities
Significant underwriting involvement is
required
Product set is not tailored to any segments
of the SME market
“We will entertain anything” approach
precludes any differentiation and is time
consuming and resource intensive
Lack of automation
We will be more important to our distribution
partners as we identify the buyers that we
want to target
Select segments where we bring expertise
and can leverage cross-division products
into one-stop shop solutions
Continuously assess, prioritize, and launch
new targeted segments and distribution
partners
Build a unified small business system
Challenges
Capitol

Alleghany 70 Where We Want to Go 70 Capitol P&C Surety Professional Lines FY2012 YTD2013 FY2014 FY2015 FY2016

Alleghany 71
Financial Snapshot
(1) YTD through September  30, 2013
Highlights Summary Financials
Modest underwriting losses in each year
presented
Loss ratio overshadowed by high
expense ratio
Surety business continues to perform
well
Prior year results negatively impacted by
Axiom
Capitol
($ in millions)
FY
2011
FY
2012
YTD
2013
(1)
Gross premiums written $150 $158 $135
Net premiums written $142 $149 $126
Net premiums earned $149 $145 $114
Net losses and loss expenses (83) (86) (57)
Acquisition costs (36) (40) (27)
General & administrative expenses (36) (40) (33)
Underwriting income (loss) ($7) ($21) ($4)
GAAP Ratios
Loss and loss expense ratio 55.7% 59.4% 50.0%
Acquisition cost ratio 24.3% 27.4% 24.0%
General & administrative expense ratio 24.4% 27.4% 29.3%
Combined ratio 104.4% 114.2% 103.2%

Alleghany 72 Questions? Capitol

Roger Gorham – Fixed Income Jack Liebau – Public Equity David Van Geyzel and Udi Toledano – Private Capital Investments 22 November 2013 Alleghany 73

74
Jack Liebau
President & CEO
Jack Liebau
President & CEO
Alleghany Investments
Team includes 6 investment
professionals
Weston Hicks
Alleghany Corporation, President & CEO
Roger Gorham
SVP, Head of Fixed Income,
and Treasurer
Roger Gorham
SVP, Head of Fixed Income,
and Treasurer
David Van
Geyzel
President & CEO
David Van
Geyzel
President & CEO
An integrated investment platform that balances fixed income exposure with public and private capital
Udi
Toledano
Chairman
Udi
Toledano
Chairman
Investments
Team includes 2 Vice Presidents
Support from Alleghany legal,
accounting, and tax groups
Fixed
Income
Alleghany Capital Partners
Public Equity
Alleghany Capital Corporation
Private Capital
Alleghany

Alleghany 75
Property & Casualty Insurance Cycle – > Drives operational cash flow
Catastrophe Losses – > Drive near term cash flow demands
Long-Term Casualty Loss Reserves – > Subject to loss cost inflation risk
Mandatory Fixed Income Holdings – > Subject to inflation risk
Manage duration and
credit quality, incorporate
fixed rate and floating rate
securities
Macro Environment and Strategy
Investments
Our
Environment
Our
Strategy
Maintain sufficient liquidity
Own assets and
businesses that do well in
inflationary environments
Alleghany Capital Corporation
Private Capital
Alleghany Capital Partners
Public Equity
Fixed
Income

Other Invested Assets 4%
0%
0%
0%
0%
Cash 2%
Short-Term Investments 5%
Public Equities 11%
Debt Securities 78%

Portfolio Allocation
Investments
Debt Securities: $15.0 billion
Equity Securities: $2.0 billion
Short-Term Investments: $1.0 billion
Other Invested Assets: $0.8 billion
Cash: $415 million
Total: $19.2 billion
Note: Data as of September 30, 2013
Alleghany 76

Alleghany 77
Fixed Income: Introduction
Investments
Sector Allocation Credit Quality ($ in billions)
Duration: 4.3 years
Note: Data as of September 30, 2013
Our goal is to preserve capital and maximize after-tax return
Municipals
37.4%
MBS and
ABS
19.1%
U.S.
Corporate
13.6%
Foreign
Corporate
11.1%
Foreign
Government
6.6%
U.S.
Government
6.3%
Short
5.9%
0.0% 0.0%
Term
$0.1
$1.3
$3.2
$7.8
$2.6
$ -
$4.0 $8.0
Below BBB/Baa
BBB/Baa
A/A
AA/Aa
AAA/Aaa

Alleghany 78
Fixed Income: Ares Management, LLC
Investments
July 2013
$250 million direct equity investment
$1 billion total management opportunity
Transaction: On July 31, 2013, Alleghany acquired a
6.25% stake in Ares Management, LLC for a purchase
price of $250 million and agreed to invest as much as
$1.0 billion in existing and new Ares investment
strategies
Investment Thesis: Investment in a broad spectrum of
products, including both investment and non-investment
grade securities.  Opportunity for Alleghany to access
Ares’ expertise in these products to prudently enhance
Alleghany’s fixed income returns and help Ares expand
into the insurance industry
has acquired a stake in:
Fixed Income Assets and Related Funds
Fixed Income Assets
6%
94%
Investment
grade assets
2%
Below
investment
grade assets
3%
Funds
1%
Ares Managed

Alleghany 79
Alleghany Capital Partners (“ACP”): Goal and Strategy
Investments
ACP’s goal is to grow the equity portfolios of Alleghany and its
(re)insurance subsidiaries over the long term, at a rate consistently above market averages, risk adjusted
ACP believes that intensive fundamental research, concentrated positions, and long-term holding periods are necessary to produce consistently superior investment results

Alleghany 80
Alleghany Capital Partners: Highlights
Total equity exposure: $2.0 billion
Dividend yield: 2.2%
Team includes 6 investment professionals
Top 5 positions represent more than one third of total equities
Investments
Note: Data as of September 30, 2013

Alleghany 81
Alleghany Capital Corporation (“ACC”): Goal and Strategy
Horizon
Minimum investment
of $50 million, minimum annual
EBITDA of $10 million
Growth Capital
and
Special Situations
Acquisitions,
Recapitalizations, and
Management  Buyouts
Control
Investment
Majority
Prefer majority control, but will
consider minority investments
1
2
Minimum investment
of $20 million, includes pre-revenue
companies
Long-term Flexible
Investments
ACC’s goal is to generate above-market returns over the long-term, investing primarily in equity securities of private companies
ACC’s strategy is to leverage its competitive advantages of permanent and scalable capital to generate proprietary deal flow and then partner with a select group of owner-
managers to grow their businesses

KENTUCKY TRAILER

BOURN &KOCH INC

STRANDED OIL RESOURCES CORPORATION

ORX EXPLORATION, INC.

Alleghany 82
Company Highlights
Kentucky Trailer is a leading manufacturer of custom trailers for the moving and storage industry and other niche markets.  Investment closed in August 2013
ACC’s differentiated business model compared with standard private equity funds was critical to Gary A. Smith, Sr. (CEO) and the Tway Family
Growing business with a dedicated management team, significant competitive advantages, and meaningful organic and acquisition growth opportunities
Bourn & Koch is a manufacturer of precision machine tools and provider of related replacement parts and services.  Investment closed in April 2012
ACC’s long-term investment horizon and willingness to put limited leverage on the company were critical to the partnership with Tim Helle (President)
Niche business with a driven management team, significant competitive advantages, and strong cash flow dynamics.  Platform for future acquisitions
Growth capital investments in the oil and gas E&P industry. The core thesis for both investments is based on technology unlocking additional resources
SORC was founded in 2011 and ACC’s initial investment in ORX was made in 2008
ACC’s scalable capital model and long-term investment horizon were key to ACC’s partnerships with Mark See (CEO of SORC) and Luis Baños (CEO of ORX )
Alleghany Capital Corporation: Select Portfolio Company Highlights
Investments

Alleghany 83 Questions? Investments

Jack Sennott Financial Statements 22 November 2013 Alleghany 84

Alleghany 85
Financial Goal and Strategy
Financial Statements
Grow BVPS at a rate exceeding total
return on S&P 500
Total Return
Investment
Strategy
Global
Reinsurance
U.S. Specialty
Insurance
Superior Risk
Adjusted
Returns
Core Tenets of Our Strategy
Financial Goal
Own well-capitalized and financially
secure reinsurance and insurance
operations run by high quality
management teams
Align owners’ and managers’ interests by
structuring compensation to reward
underwriting profits
Maintain a strong balance sheet with
conservative reporting and reserving
practices
Maintain flexibility to allocate capital to
highest risk-adjusted return opportunities
Take a long-term approach

Alleghany 86
Alleghany Consolidated Statement of Earnings
Financial Statements
($ in millions, except per share data) September 30, 2013 September 30, 2012
Premiums written:
Gross premiums written 3,752.1 $                           3,078.8 $
Net premiums written 3,285.9 2,700.4
Revenues
Net premiums earned 3,183.2 $                           2,622.9 $
Net investment income 334.5 234.6
Net realized investment gains 95.6 119.8
Other than temporary impairment losses (41.9) (2.9)
Gain on bargain purchase - 494.9
Other income 37.8 43.4
Total revenues 3,609.2 3,512.7
Costs and Expenses
Net loss and loss expenses incurred 1,862.4 1,587.8
Commissions, brokerage and other underwriting expenses 998.8 592.8
All other expenses 134.6 379.0
Interest expense 65.0 46.5
Total costs and expenses 3,060.8 2,606.1
Earnings before income taxes 548.4 906.6
Income taxes 125.0 111.7
Net earnings 423.4 794.9
Net earnings attributable to noncontrolling interest 0.2 -
Net earnings attributable to Alleghany stockholders 423.2 $                               794.9 $
Basic earnings per share attributable to Alleghany stockholders 25.20 $                               53.19 $
Diluted earnings per share attributable to Alleghany stockholders 25.20 53.14
Ratios and Supplemental Information
Net loss and loss expenses incurred:
Current year 2,043.8 1,594.6
Prior years (181.4) (6.8)
1,862.4 $                           1,587.8 $
Loss and loss expense ratio 58.5% 60.5%
Expense ratio 31.4% 22.6%
Combined ratio 89.9% 83.1%
Nine Months Ended

Alleghany 87
Alleghany Balance Sheet
Financial Statements
($ in millions) September 30, 2013 December 31, 2012
Assets
Investments:
Available-for-sale securities at fair value:
Equity securities 2,035.2 $                           1,424.0 $
Debt securities 15,041.1 15,999.5
Short-term investments 949.3 366.0
18,025.6 17,789.6
Other invested assets 771.7 537.4
Total investments 18,797.3 18,326.9
Cash 414.7 649.5
Reinsurance recoverables 1,376.1 1,348.6
Goodwill and intangible assets 225.6 212.2
All other assets 2,428.1 2,270.7
Total assets
23,241.8 $                         22,808.0 $
Liabilities and Stockholders’ Equity
Loss and loss adjustment expenses 12,030.3 $                        12,239.8 $
Unearned premiums 1,830.0 1,705.3
Senior Notes 1,798.7 1,811.5
All other liabilities 843.2 647.6
Total liabilities 16,502.2 16,404.2
$ - $ -
Total stockholders’ equity attributable to Alleghany stockholders 6,716.5 6,403.8
Noncontrolling interest 23.0 -
Total stockholders’ equity 6,739.6 6,403.8
Total liabilities and stockholders’ equity
23,241.8 $                         22,808.0 $

Alleghany 88
Capital Structure  and Leverage Ratios
Financial Statements
($ in millions, except ratios) September 30, 2013 December 31, 2012
Capital Structure
Senior Notes 1,798.7 $                    1,811.5 $
Total stockholders’ equity attributable to Alleghany stockholders 6,716.5 6,403.8
Total capitalization 8,515.2 $                    8,215.3
$
Debt Detail
Total Debt 1,798.7 $                    1,811.5 $
Less: Holding Company Liquidity (629.2) (731.7)
Total Net Debt 1,169.5 $                     1,079.8 $
Leverage ratios
Total Debt to Capitalization 0.2 0.2
Total Net Debt to Capitalization 0.1 0.1
Net premiums written (trailing 12 months) 4,309.4 $                    3,724.0 $
Net premiums written (trailing 12 months) to stockholders’ equity 0.6 0.6
Total investments and cash 19,212.0 $                  18,976.4 $
Total investments and cash to stockholders’ equity 2.9 3.0
Reserve for losses and loss expenses 12,030.3 $                 12,239.8 $
Deduct:  reinsurance recoverable on ceded losses (1,310.5) (1,305.9)
Net reserve for losses and loss expenses 10,719.8 10,933.9
Net reserve for losses and loss expenses to stockholders’ equity 1.6 1.7

Alleghany 89
Return on Average Stockholders’ Equity
Financial Statements
Book Value Per Share (through 9/30/13)
Annualized BVPS growth
5.7%
7.5%
($ in millions, except ratios) September 30, 2013
Opening stockholders’ equity attributable to Alleghany stockholders 6,403.8 $
Closing stockholders’ equity attributable to Alleghany stockholders 6,716.5
Average stockholders’ equity 6,560.2 $
Net earnings attributable to Alleghany stockholders 423.2 $
Return on average stockholders’ equity 6.5%
Annualized return on average stockholders’ equity 8.6%
Nine Months Ended

Net Premiums Written ($ in millions)

Combined Ratio (%)

Consolidated
Net Income ($ in millions)

Total Equity ($ in millions)

Alleghany 90
Alleghany Consolidated Performance
Financial Statements
Net Premiums Written
Source: Company filings
Consolidated Net Income
(1)
Combined Ratio
Total Equity
(1)
(1)
Attributable to Alleghany stockholders
$299
$148
$271
$199
$143
$702
$423
$0
$200
$400
$600
$800
2007 2008 2009 2010 2011 2012 9/30
2013
$963
$898
$831
$736
$775
$3,724
$3,286
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2007 2008 2009 2010 2011 2012 9/30
2013
72.5
90.3
84.7
83.0
93.4 94.1 89.9
0
20
40
60
80
100
2007 2008 2009 2010 2011 2012 9/30
2013
$2,485
$2,347
$2,718
$2,909
$2,926
$6,404
$6,717
$0
$1,500
$3,000
$4,500
$6,000
$7,500
2007 2008 2009 2010 2011 2012 9/30
2013

1/1/2002
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
3Q'13

Alleghany 91
Attractive Long-Term Returns
(%)
Alleghany BVPS Alleghany Price S&P 500
2002 – 3Q’13 CAGR (%)
(1)
Alleghany
BVPS
8.0%
Alleghany
Price
8.4%
S&P
500
5.4%
+148%
+159%
+85%
Focus on Book Value
per Share Growth
Long-term
Conservative
Orientation
Quasi-autonomous
Subsidiary Operating
Model
Source: SNL Financial, Company filings, CapIQ
(1)
Alleghany price and S&P500 CAGR calculated on a total return basis
Alleghany has a demonstrated track record of creating long-term stockholder value
Financial Statements
50
100
150
200
250
300

Alleghany 92
Summary
Financial Statements
Long-term focus with track record of book value growth
Highly-experienced management team with a demonstrated
track record
Leading franchise across global reinsurance and U.S.
specialty insurance with significant capital and scale
Disciplined underwriter with superior risk management through insurance cycles
Strong balance sheet with solid financial performance
An integrated investment platform that balances fixed income exposure with public and private capital
Significant financial flexibility at the holding company level

Alleghany 93 Questions? Financial Statements